UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2024

AGENUS INC.

(Exact name of registrant as specified in charter)

Delaware	000-29089	06-1562417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Forbes Road

Lexington, Massachusetts 02421

(Address of Principal Executive Offices, including Zip Code)

(781) 674-4400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	AGEN	The Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 4, 2024, Agenus Inc. (the “Company”) filed a Certificate of Eighth Amendment (the “Certificate of Amendment”) to its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware to effect a reverse stock split of the Company’s issued and outstanding common stock, par value $0.01 (the “Common Stock”) at a ratio of 1-for-20 (the “Reverse Stock Split”). Pursuant to the Certificate of Amendment, the Reverse Stock Split will be effective at 12:01 a.m., Eastern Time, on April 12, 2024. The Company expects that upon the opening of trading on April 12, 2024, the Company’s Common Stock will begin trading on a post-split basis under CUSIP number 00847G 804.

As discussed below, on April 3, 2024, the Company’s stockholders approved a proposal to amend the Certificate of Incorporation in accordance with the Certificate of Amendment at a Special Meeting of Stockholders of the Company (the “Special Meeting”). The Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Special Meeting was held on April 3, 2024. Only stockholders of record as of February 9, 2024 (the “Record Date”) were entitled to vote at the Special Meeting. As of the Record Date, there were 399,246,272 shares outstanding and entitled to vote at the Special Meeting, of which 289,661,243 shares were represented by proxy, constituting a quorum on all matters voted upon. The final voting results of the Special Meeting are as follows:

Proposal 1: Approval of the Certificate of Amendment to the Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding common stock at a ratio of 1-for-20.

In accordance with the results below, Proposal 1 was approved.

For	Against	Abstaining	Broker Non-Votes
230,562,224	58,628,037	470,982	0

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Eighth Amendment to the Amended and Restated Certificate of Incorporation of Agenus Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGENUS INC.

/s/ Christine Klaskin
Name:	Christine Klaskin
Title:	Vice President, Finance

Date: April 5, 2024

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